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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) December 9, 2005
                                                         ---------------


                                DIRECTVIEW, INC.
         -------------------------------------------- -----------------
             (Exact name of registrant as specified in its charter)


        Nevada                     001-1115                        04-3053538
     ---------                    ------------------            -------------
(State of other jurisdiction   (Commission File Number)         (IRS Employer
   or incorporation)                                        Identification No.)


           700 West Camino Real, Suite 200, Boca Raton, Florida 33433
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (561) 750-9777
                                                            ---------------


          ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review

         As a result a review of our financial statements by the staff of the Securities and Exchange Commission, and after reviewing certain accounting principles we have applied in previously issued financial statements, our Board of Directors has determined that our restricted investment in marketable securities, which are ordinary shares of Langley Park Investments PLC which we received in exchange for shares of our common stock in a transaction closed in July 2004, should have been classified as an asset at December 31, 2004 and March 31, 2005. Previously, we presented this restricted investment in marketable securities as an element of our stockholders' deficit. We previously accounted for the securities in equity because these securities were placed in an escrow account to protect Langley Park against decreases in the market price of our common stock during the two-year period during which Langley Park is not permitted to resell our shares it received in the stock swap. Based upon comments on our financial statements which we received from the staff of the Securities and Exchange Commission, we determined to reclassify these securities as an asset. We previously restated our interim financial statements as of June 30, 2005 to conform to this treatment.

         Because of the restatements related to the presentation of these securities as an asset in these periods, on December 9, 2005 our Board of Directors determined that our financial statements as of December 31, 2004 and for the year then ended as included in our Annual Report on Form 10-KSB/A as filed with the Securities and Exchange Commission on September 26, 2005, as well as our interim financial statements as of March 31, 2005 and for the three months then ended as included in our Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission on May 16, 2005, could no longer be relied upon.

         The change in presentation of our restricted investment in marketable securities has the effect of increasing our assets by $178,139 and decreasing our stockholders' deficit by $178,139 at December 31, 2004, and increasing our assets by $176,340 and decreasing our stockholders' deficit by $176,340 at March 31, 2005. This change in presentation of the restricted investment in marketable securities did not have any impact on our consolidated statement of operations, earnings per share, and consolidated statement of cash flows for respective periods.

         Our President has discussed the matters set forth above with Sherb & Co., LLP, our independent registered public accounting firm.

         We have filed an amendment to our Annual Report on Form 10-KSB for the year ended December 31, 2004, as previously amended, and an amendment to our Quarterly Report on Form 10-QSB for the period ended March 31, 2005 to include these restated financial statements.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                             DIRECTVIEW, INC.


Date:  December 12, 2005                    By:  /s/ Jeffrey Robbins
                                                 -------------------
                                                Jeffrey Robbins,  President